UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2017

Cognex Corporation
(Exact name of registrant as specified in charter)

Massachusetts	001-34218	04-2713778
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Vision Drive, Natick, Massachusetts	01760-2059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (508) 650-3000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ❑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
❑

Item 5.07  Submission of Matters to a Vote of Security Holders

On April 27, 2017, Cognex Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Meeting”).  As of the record date for the Meeting, there were 86,649,349 shares of common stock of the Company outstanding and entitled to vote.  The 79,695,273 shares represented at the Meeting were voted as follows:

1.	The election of Patrick A. Alias, Theodor Krantz and J. Bruce Robinson as Directors to serve for a term ending in 2020. Each nominee for director was elected by a vote of the shareholders as follows:

	For	Against	Abstained	Broker Non-Votes

Patrick A. Alias	67,854,572	3,592,882	941,175	7,306,644
Theodor Krantz	70,479,697	962,748	946,184	7,306,644
J. Bruce Robinson	70,438,312	1,007,384	942,933	7,306,644

2.
To cast a non-binding advisory vote to approve the compensation of the Company’s named executive officers as described in the Proxy Statement including the Compensation Discussion and Analysis, compensation tables and narrative discussion (“say-on-pay”).  The proposal was approved by a vote of the shareholders as follows:

For	69,092,632
Against	2,301,761
Abstained	994,236
Broker Non-Votes	7,306,644

3.	To cast a non-binding advisory vote regarding the frequency of “say-on-pay” proposals. The voting results on this proposal were as follows:

Annual	64,056,015
Biennial	221,222
Triennial	7,143,355
Abstained	968,037
Broker Non-Votes	7,306,644

Based on these results, and consistent with the recommendation of the Board of Directors, the Company will continue to conduct an advisory vote on the compensation of the Company’s named executive officers on an annual basis until the next advisory vote on the frequency of such say-on-pay votes.

4.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2017. The proposal was approved by a vote of the shareholders as follows:

For	78,168,740
Against	568,195
Abstained	958,338
Broker Non-Votes	0

5.
To consider and act upon a shareholder proposal regarding the composition of the initial list of candidates from which new director nominees are chosen, if properly presented at the meeting.  The proposal was approved by a vote of the shareholders as follows:

For	44,777,144
Against	26,535,741
Abstained	1,075,744
Broker Non-Votes	7,306,644

No other matters were voted upon at the Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COGNEX CORPORATION

Date: May 2, 2017	By:	/s/ John J. Curran
	Name:	John J. Curran
	Title:	Senior Vice President of Finance and Chief Financial Officer